Fair value measurements	12 Months Ended
Dec. 31, 2023
Fair Value Disclosures [Abstract]
Fair value measurements
Note 6: Fair value measurements
The carrying values of our accounts receivable, prepaid expenses and other current assets, accounts payable, accrued liabilities, and short- term borrowings approximate their fair values due to the short-term nature of these instruments.
Our cash equivalents (Level 1 of fair value hierarchy) consist of money market funds and Korean market government bonds totaling $206.9 million and $217.4 million as of December 31, 2023 and 2022, respectively and short-term investments (Level 2 of fair value hierarchy) comprised of fixed time or certificates of deposit with maturity periods greater than 90 days totaling $67.8 million and $67.9 million as of December 31, 2023 and 2022, respectively. We rely on credit market data to track interest rates for other entities with similar risk profiles.
We record all debt at inception at fair value. We perform subsequent analysis on available data to evaluate the fair value of our borrowing as of the balance sheet date. We rely on credit market data to track interest rates for other entities with similar risk profiles. As of December 31, 2023, the fair value of our senior notes (a Level 3 estimate) was approximately
$
0.7
million lower than face value.